UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 28, 2005

Date of Report
(Date of earliest event reported)

MAIN STREET RESTAURANT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-18668	11-2948370
(Commission File Number)	(IRS Employer Identification Number)

5050 N. 40TH STREET, SUITE 200

PHOENIX, ARIZONA

85018

(Address of Principal Executive Offices)  (Zip Code)

(602) 852-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On April 28, 2005, we entered into a securities purchase agreement dated as of April 27, 2005, with CIC MSRG LP (“CIC”).  Pursuant to the securities purchase agreement, we sold to CIC 2,325,581 shares of our common stock and warrants to purchase 581,395 shares of our common stock for an aggregate purchase price of $5,000,000.  The warrants issued to CIC have an exercise price of $3.01 per share, subject to certain adjustments, and are exercisable at any time after November 27, 2005 and prior to November 27, 2010.  The warrants may be exercised only for full shares of our common stock, and we will issue cash in lieu of fractional shares of our common stock.  The warrants do not grant the holders thereof any voting or other rights of our stockholders.  The securities purchase agreement is attached hereto as Exhibit 10.31 and the warrant is attached hereto as Exhibit 4.2.

In connection with the sale and issuance of the shares and warrants to CIC, we also entered into a registration rights agreement with CIC.  The registration rights agreement grants CIC or its permitted transferees registration rights covering the purchased shares and the common stock issuable upon exercise of the warrants, which are referred to as the “registrable securities.”  Pursuant to the registration rights agreement, we are required to file a registration statement under the Securities Act of 1933 covering the resale of the registrable securities.  We will pay all expenses incurred in connection with the registration, except for underwriting discounts and commissions.  If we fail to file the registration statement on or before May 27, 2005, or the registration statement is not declared effective within a certain period of time, then we will be required to pay CIC a monetary penalty.  The registration rights agreement is attached hereto as Exhibit 4.3.

Item 3.02               Unregistered Sales of Equity Securities

The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the sale and issuance of 2,325,581 shares of our common stock and warrants to purchase 581,395 shares of our common stock.  The sale and issuance of the shares and the warrants was made pursuant to Section 4(2) of the Securities Act of 1933, as amended.  The closing of the sale and issuance of the shares and the warrants occurred on April 28, 2005.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Exhibits.

Exhibit Number

4.2	Warrant issued to CIC MSRG LP

4.3	Registration Rights Agreement by and between the Registrant and CIC MSRG LP dated as of April 27, 2005

10.31	Securities Purchase Agreement by and between the Registrant and CIC MSRG LP dated as of April 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIN STREET RESTAURANT GROUP, INC.

Date: May 4, 2005	By:	/s/ William G. Shrader
William G. Shrader
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number

4.2	Form of Warrant issued to CIC MSRG LP.

4.3	Registration Rights Agreement by and between the Registrant and CIC MSRG LP dated as of April 27, 2005.

10.31	Securities Purchase Agreement by and between the Registrant and CIC MSRG LP dated as of April 27, 2005